SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement      [ ]  Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                          Acadiana Bancshares, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:______

     (2)  Aggregate number of securities to which transaction applies:_________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______

     (4)  Proposed maximum aggregate value of transaction:_____________________

     (5)  Total fee paid:______________________________________________________


[ ]  Fee paid previously with preliminary materials:___________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:________________________________________

     (2)  Form, Schedule or Registration Statement No.:__________________

     (3)  Filing Party:__________________________________________________

     (4)  Date Filed:____________________________________________________



                   [ACADIANA BANCSHARES, INC. LETTERHEAD]



                                                   March 22, 2002


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Acadiana Bancshares, Inc. The meeting will be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 24, 2002 at 2:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     On behalf of the Board of Directors and all of the employees of Acadiana Bancshares, Inc., I thank you for your continued interest and support.


                              Sincerely,

                              /s/ Jerry Reaux

                              Jerry Reaux
                              Chairman of the Board,
                              President and Chief Executive Officer






                          ACADIANA BANCSHARES, INC.
                          200 West Congress Street
                         Lafayette, Louisiana 70501
                               (337) 232-4631
                              _______________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on April 24, 2002
                              _______________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Acadiana Bancshares, Inc. (the "Company") will be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 24, 2002 at 2:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect two directors for a three-year term expiring in 2005, and until their successors are elected and qualified;

     (2)  To adopt the Acadiana Bancshares, Inc. 2002 Stock Option Plan;

     (3) To ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2002; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 8, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Jerry Reaux

                              Jerry Reaux
                              Chairman of the Board,
                              President and Chief Executive Officer

Lafayette, Louisiana
March 22, 2002

______________________________________________________________________________

You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
______________________________________________________________________________



                         ACADIANA BANCSHARES, INC.
                              _______________

                              PROXY STATEMENT
                              _______________

                       ANNUAL MEETING OF STOCKHOLDERS

                               April 24, 2002

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Acadiana Bancshares, Inc. (the "Company"), the parent holding company of LBA Savings Bank ("Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 24, 2002 at 2:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 22, 2002.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for approval of the Company's 2002 Stock Option Plan (the "Option Plan"), for ratification of the appointment of Castaing, Hussey & Lolan, LLC for fiscal 2002, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Donna H. Domec, Corporate Secretary, Acadiana Bancshares, Inc., 200 West Congress Street, Lafayette, Louisiana 70501); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                   VOTING

     Only stockholders of record at the close of business on March 8, 2002 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,183,721 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposals to adopt the Option Plan and to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange, the proposals to elect directors and ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors. The proposal to approve the Option Plan is considered a "non-discretionary" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes" at the meeting. Because of the required vote, abstentions and broker non-votes will have the same effect as a vote against the proposal to approve on the Option Plan.



             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                           AND EXECUTIVE OFFICERS

Election of Directors

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2005, and until their successors are elected and qualified.

     No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and of the Savings Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director. All of the below-listed directors also serve as directors of the Savings Bank.

        NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2005

                                    Principal Occupation During        Director
     Name             Age (1)          the Past Five Years             Since(2)
-------------------------------------------------------------------------------

Jerry Reaux             41      Currently, Chairman of the Board,         1995
                                President and Chief Executive Officer
                                since April 2001. Previously,
                                President and Chief Executive Officer
                                of the Company since March 1996 and
                                of the Savings Bank since August 1995.

John H. DeJean          61      Senior Vice President, Business           1997
                                Development Manager of the Savings
                                Bank from June 1997 to January 1998.
                                Previously, Mr. DeJean served as
                                President of the Acadiana Region of
                                Premier Bank, N.A., Lafayette,
                                Louisiana.

___________________

(1)  As of March 8, 2002.
(2)  Includes service as a director of the Savings Bank.


The Board of Directors recommends that you vote FOR election of the nominees for director.

                    DIRECTORS WHOSE TERMS ARE CONTINUING

Directors with a Term Expiring in 2003


                                    Principal Occupation During        Director
     Name             Age (1)          the Past Five Years             Since(2)
-------------------------------------------------------------------------------

Lawrence Gankendorff    82      Currently Vice Chairman of the Board      1952
                                since April 2001; Previously, Mr.
                                Gankendorff was Chairman of the Board
                                of the Savings Bank since April 1984
                                and Chairman of the Board of the
                                Company since March 1996.  Previously
                                President and Chief Executive Officer
                                of the Savings Bank.

Don J. O'Rourke, Sr.    71      President of Don J. O'Rourke &            1965
                                Associates, LTD., an architectural
                                and professional engineering firm
                                located in Lafayette, Louisiana.

Thomas S. Ortego        42      Self-employed accountant in               1997
                                Lafayette, Louisiana.


Directors with a Term Expiring in 2004

                                    Principal Occupation During        Director
     Name             Age (1)          the Past Five Years             Since(2)
-------------------------------------------------------------------------------

Kaliste J. Saloom, Jr.  83      Of Counsel with the law firm of           1971
                                Saloom & Saloom, Attorneys at Law,
                                in Lafayette, Louisiana.

Al W. Beacham, M.D.     68      In private practice as a physician        1978
                                in Lafayette, Louisiana.

James J. Montelaro      62      Executive Vice President, Mortgage        1995
                                Banking Manager of the Savings Bank
                                since August 1994 and Vice
                                President, Lending of the Savings
                                Bank since June 1992.

___________________

(1)  As of March 8, 2002.
(2)  Includes service as a director of the Savings Bank.


Shareholder Nominations

     Article 6, Section F ("Article 6.F.") of the Company's Articles of Incorporation ("Articles") governs nominations of candidates for election as director at any annual meeting of stockholders and provides that such nominations, other than those made by the Board, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F., which is summarized below.

     Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are Beneficially Owned (as defined in Article 9.A.(e) of the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of Schedule 14A; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and (ii) the class and number of shares of Company stock which are Beneficially Owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The Board of Directors or a designated committee thereof may reject any nomination by a stockholder not made in accordance with the requirements of
Article 6.F. Notwithstanding the foregoing procedures, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article 6.F.

Director Nominations; Committees and Meetings of the Board of Directors of the Company

     The Board of Directors of the Company has established an Audit
Committee, Finance Committee, Human Resource Committee and Executive Committee. Nominations for director of the Company are made by the full Board of Directors of the Company. During the fiscal year ended December 31, 2001, the Board of Directors of the Company met eight times. No director of the Company attended fewer than 75 percent of the aggregate total number of Board meetings and committee meetings on which he served during this period.

     Executive Committee. The Executive Committee of the Company consists of Messrs. Gankendorff, DeJean, Montelaro and Reaux. The Executive Committee reviews the implementation of the Company's strategic plan and management recommendations regarding Company operations. The Executive Committee met three times during fiscal year 2001.

     Human Resource Committee. The Human Resource Committee of the Company consists of Messrs. Ortego and O'Rourke and Dr. Beacham. The Human Resource Committee reviews the compensation of the Company's executive officers. The Human Resource Committee met five times during fiscal 2001. No member of the Human Resource Committee is a current or former employee of the Company or the Savings Bank.

     Finance Committee. The Finance Committee of the Company consists of Messrs. DeJean and Saloom and Dr. Beacham. The Finance Committee manages interest rate risk, reviews investment securities and develops strategies for balance sheet management. The Finance Committee met four times during fiscal 2001.

     Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three outside directors; and the current members of the Audit Committee are Messrs. Saloom, O'Rourke and Ortego.

     The members of the Audit Committee are independent as defined in Section 121 of the American Stock Exchange Company Guide. The Audit Committee for the Company meets on an as needed basis and met once in 2001. The Audit Committee for the Savings Bank met five times in 2001. On May 31, 2000, the Company's Board of Directors adopted an Audit Committee Charter as attached to the Company's proxy statement for the 2001 Annual Meeting.

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the five executive officers of the Company and/or the Savings Bank who do not serve as directors.

Name                    Age(1)  Principal Occupation During the Past Five Years
-------------------------------------------------------------------------------

Gregory E. King          46     Mr. King currently serves as Executive Vice
                                President and Chief Operating Officer of the
                                Company and the Savings Bank. From March 1997 through December 1998, Mr. King was Vice
                                President, Auditor and Compliance Officer.
                                Prior to joining the Savings Bank in 1997, Mr.
                                King was a National Bank Examiner with the Office of the Comptroller of the Currency.

A. Wayne Bares           41     Mr. Bares serves as Executive Vice President
                                and Commercial Lending Manager of the Savings
                                Bank since September 2001.  Previously, Mr.
                                Bares served as Senior Vice President and
                                Commercial Lending Manager since November 1998.
                                Prior thereto, Mr. Bares was Vice President of
                                Midsouth National Bank, Lafayette, Louisiana.


Mary Anne S. Bertrand    44     Ms. Bertrand currently serves as Senior Vice
                                President, Retail Banking Manager of the
                                Savings Bank since December 1998.  Previously,
                                Ms. Bertrand served as Vice President, Retail
                                Banking Manager since 1996.


Emille E. Soulier, III   51     Mr. Soulier has served as Senior Vice President
                                and Chief Financial Officer since December
                                2001.  Previously, Mr. Soulier served as Vice
                                President and Chief Financial Officer of the
                                Savings Bank since July 1994 and of the
                                Company since July 1996. Mr. Soulier has served as Treasurer of the Savings Bank since April 1999 and cashier since March 1996.

Thomas F. Debaillon      48     Mr. Debaillon has served as Senior Vice
                                President, Operations and Human Resources of the Savings Bank since January 2002.
                                Previously, Mr. Debaillon was Vice President,
                                Operations and Human Resources since April
                                1995.

___________________

(1)  As of March 8, 2002.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.


                                                              Common Stock Beneficially Owned as of
                                                                        March 8, 2002(1)
                                                        ------------------------------------------------
Name of Beneficial Owner                                       Amount                   Percentage
--------------------------------------------------------------------------------------------------------
Acadiana Bancshares, Inc.                                   204,607(2)                     17.3%
 Employee Stock Ownership Plan Trust
200 West Congress Street
Lafayette, Louisiana  70501

Jeffrey L. Gendell                                           70,700(3)                      6.0
237 Park Avenue, 9th Floor
New York, New York 10017

Directors:
Al W. Beacham, M.D.                                          25,671(2)(4)(5)                2.1(13)
John H. DeJean                                               12,500(6)                      1.1(13)
Lawrence Gankendorff                                         39,128(7)                      3.2(13)
James J. Montelaro                                           86,065(8)                      7.1(13)
Jerry Reaux                                                 114,931(9)                      9.2(13)
Don J. O'Rourke, Sr.                                         22,618(4)                      1.9(13)
Thomas S. Ortego                                             15,070(10)                     1.3(13)
Kaliste J. Saloom, Jr.                                       29,292(2)(4)(11)               2.4(13)

All directors and executive officers of                     450,851(12)                    32.4(13)
 the Company as a group (13 persons)

________________

(1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Acadiana Bancshares, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Acadiana Bancshares, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Mr. Saloom and Dr. Beacham who act as trustees of the plan ("Trustees"). As of December 31, 2001, 91,099 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees vote all allocated shares held in the ESOP in accordance with the instructions of the participating
     employees.   Allocated shares for which employees do not give
     instructions and unallocated shares are voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

                                        (Footnotes continue on following page)

(3) The 70,700 shares are owned directly by Tontine Financial Partners, L.P., a Delaware limited partnership ("TFP"). The General Partners of TFP, Tontine Management, L.L.C., a Delaware limited liability company ("TM") and Managing Member of TM, Jeffrey L. Gendell are deemed to be beneficial owners of the 70,700 shares. Mr. Gendell, TFP and TM are deemed to have shared voting and dispositive power over all 70,700 shares.

(4) Includes 13,656 shares which may be acquired by each of Dr. Beacham and Messrs. O'Rourke and Saloom upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(5) Includes 2,766 shares held by Dr. Beacham in his 401(k) profit sharing plan.

(6) Includes 1,000 shares held in the RRP Trust which may be voted by Mr. DeJean and 3,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(7) Includes 974 shares held by Mr. Gankendorff in the Savings Bank's 401(k) Plan ("401(k) Plan"), 4,059 shares which have been allocated to Mr. Gankendorff's account in the ESOP, and 20,484 shares which may be acquired upon the exercise of stock options exercisable within sixty
     (60) days of the Voting Record Date.

(8) Includes 4,303 shares held by Mr. Montelaro in the 401(k) Plan, 6,882 shares which have been allocated to Mr. Montelaro's account in the ESOP, 27,312 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date. The business address for Mr. Montelaro is: c/o LBA Savings Bank, 200 West Congress Street, Lafayette, Louisiana, 70501.

(9) Includes 750 shares held by Mr. Reaux's spouse in her Individual Retirement Account, 3,827 shares held in the 401(k) Plan, 8,025 shares which have been allocated to Mr. Reaux's account in the ESOP, 3,277 shares held in the RRP Trust which may be voted by him, and 68,281 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date. The business address for Mr. Reaux is: c/o LBA Savings Bank, 200 West Congress Street, Lafayette, Louisiana, 70501.

(10) Includes 4,920 shares held by Mr. Ortego's spouse.

(11) Includes 1,000 shares held by Mr. Saloom's spouse.

(12) Includes an aggregate of 209,245 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date; shares subject to the foregoing stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by directors and executive officers of the Company as a group. Also includes an aggregate of 52,142 shares of Common Stock held in the RRP Trust and the ESOP.

(13) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within sixty (60) days of the Voting Record Date have been exercised.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The Company does not pay separate cash compensation to its directors and officers. The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the years ended December 31, 2001, 2000 and 1999 to the President and Chief Executive Officer and the only other executive officer of the Company, and its subsidiaries, whose total annual salary and bonus during fiscal 2001 exceeded $100,000 ("named executive officers").


===================================================================================================================================
                                            Annual Compensation (1)            Long Term Compensation Awards
                                           -------------------------     -----------------------------------------
            Name and                                                     Restricted Stock    Securities Underlying      All Other
       Principal Position        Year      Salary (2)          Bonus        Awards (3)              Options            Compensation
-----------------------------------------------------------------------------------------------------------------------------------
Jerry Reaux                      2001       $177,200         $53,015         $73,733                  --                 $31,645(4)
Chairman of the Board,           2000        169,157          49,414            --                    --                  26,262
 President and Chief             1999        166,340          56,906            --                    --                  30,164
 Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
James J. Montelaro               2001       $124,388         $29,280         $  --                    --                 $29,464(4)
Executive Vice President         2000        119,938          24,552            --                    --                  24,246
                                 1999        120,709          26,960            --                    --                  27,730
-----------------------------------------------------------------------------------------------------------------------------------
Gregory E. King                  2001       $ 94,000         $24,072         $63,900                  --                 $19,094(4)
Executive Vice President and     2000         77,542          18,575            --                    --                  13,266
 Chief Operating Officer         1999         75,262          14,681          41,000                  --                  14,523
===================================================================================================================================

______________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs of providing such benefits to the named executive officer during the years ended December 31, 2001, 2000 and 1999 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2)  Includes Director's fees.

(3) Reflects the value of shares of restricted stock on the date of grant granted pursuant to the Recognition and Retention Plan and Trust
     Agreement ("Recognition Plan").   During fiscal 2001, Messrs. Reaux and
     King were awarded 3,277 and 3,000 shares of restricted stock, respectively, pursuant to the Recognition Plan. As of December 31, 2001, Messrs. Reaux, Montelaro and King had 8,084, 2,185 and 6,200 shares of unearned restricted stock, respectively, which shares had fair market values of $187,549, $50,692 and $143,840 at December 31, 2001.
     Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted Common Stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned.

(4) Represents the fair market value of 1,364, 1,270 and 823 shares of Common Stock on December 27, 2001 ($23.20), allocated to Messrs. Reaux's, Montelaro's and King's ESOP accounts, respectively.

Compensation of Directors

     Each director of the Savings Bank received a fee of $1,000 per Savings Bank Board meeting and $250 for Company Board meetings, only if attended. Members of the Board of Directors who are outside directors are paid $100 for Executive and Loan Committee meetings and $250 for Audit, Finance and Human Resource Committee meetings, only if attended.

     The Company also maintains a Stock Option Plan pursuant to which non-employee directors were granted non-qualified stock options vesting over a period of five years. In addition, non-employee directors received shares of restricted stock pursuant to the Company's Recognition Plan which are earned ratably over five years. Dividends paid on the restricted stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned. Future grants or awards under the Stock Option Plan or Recognition Plan are at the discretion of the Company's Board or a committee appointed by the Board, consistent with the respective terms of such plans. The Company did not make any grants pursuant to the Stock Option Plan or the Recognition Plan to the non-employee directors during fiscal 2001.

Stock Options

     The Company did not grant any stock options to the named executive officers during 2001.

     The following table sets forth information concerning the value of stock options held at December 31, 2001 by the named executive officers. Such officers did not exercise any options during 2001.

===========================================================================================================
                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                          AND YEAR END OPTION VALUES
-----------------------------------------------------------------------------------------------------------
                                          Number of                             Value of Unexercised
                                         Unexercised                                In-The-Money
                                          Options At                                 Options At
         Name                           Fiscal Year-End                          Fiscal Year-End(1)
                             ------------------------------------------------------------------------------
                               Exercisable         Unexercisable          Exercisable         Unexercisable
-----------------------------------------------------------------------------------------------------------
Jerry Reaux                         54,624                13,657             $420,605              $105,159
-----------------------------------------------------------------------------------------------------------
James J. Montelaro                  21,849                 5,463             $168,237              $ 42,065
-----------------------------------------------------------------------------------------------------------
Gregory E. King                     12,000                 8,000             $ 62,040              $ 41,360
===========================================================================================================

__________________

(1) Calculated by determining the difference between the fair market value of the Common Stock underlying the options at December 31, 2001 ($23.20) and the exercise price of the options.

Employment and Severance Agreements

     The Company and the Savings Bank (collectively, the "Employers") in November 1996 entered into an amended and restated employment agreement with Mr. Reaux. Mr. Reaux previously had entered into an employment agreement with the Savings Bank dated September 1, 1995. Such agreement was amended and restated as a result of the mutual-to-stock conversion of the Savings Bank and the Savings Bank's reorganization into the holding company form. The
Employers have agreed to employ Mr. Reaux as President and Chief Executive Officer for a term of three years, which term is automatically extended for an additional year on each annual anniversary date of the agreement. The agreement is terminable with or without cause by the Employers. Mr. Reaux will have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability or retirement, provided, however, that
(i) in the event that he terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement, he shall be entitled to severance payments equal to the greater of the amount of his base salary for the remaining term of the agreement or his base salary multiplied by 2.0 or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by Mr.
Reaux as a result of certain adverse actions which are taken with respect to his employment following a Change in Control of the Company, as defined, Mr. Reaux will be entitled to cash severance payments equal to the amount of his base salary at the date of termination multiplied by 3.0. If severance was required to be paid in fiscal 2002 in either of the above cases, then Mr.
Reaux would receive severance payments of approximately $326,400 or $489,600, respectively. In addition, Mr. Reaux will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first. A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as the acquisition by any person of 25% or more of the Company's outstanding voting securities. Mr. Reaux's employment agreement provides that in the event that any payments to be paid thereunder are deemed to constitute "excess parachute payments" and, therefore, subject to an excise tax under
Section 4999 of the Internal Revenue Code of 1986, as amended, the Employers may (i) contest the liability and exhaust all administrative and judicial appeals to that end, and/or (ii) pay Mr. Reaux an amount equal to the excise tax for which he is liable plus an amount equal to any additional federal, state, or local taxes that may result because of such additional payment. Mr. Reaux's agreement also provides that in the event of Mr. Reaux's death or disability during the term of the agreement, Mr. Reaux or his estate will receive payments equal to the amount of compensation for 12 months at the current salary at the time of his death or disability.

     The Employers have also entered into severance agreements with Ms. Bertrand and Messrs. Bares, Gankendorff, King, Montelaro, Debaillon and Soulier. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to his base salary multiplied by two. Total commitments under the severance agreements to the seven officers at December 31, 2001 were $1,116,000.

Compliance with Section 16(a) of the 1934 Act

     Section 16(a) of the 1934 Act requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock other than the Company's ESOP which owns 17.3% of the Company's Outstanding Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 2001, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

Transactions With Certain Related Persons

     The Company's policy provides that all loans made by the Savings Bank to the directors and officers of the Company and the Savings Bank are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans outstanding as of March 8, 2002, were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility. The Company believes that such loans do not involve more than the normal risk of collectibility. Director Saloom is of counsel to the law firm of Saloom & Saloom, which law firm provided certain legal services to the Savings Bank in 2001. Director O'Rourke is President of Don J. O'Rourke & Associates, Ltd., a professional architectural corporation which provides architectural services to the Savings Bank.

                    REPORT OF THE COMPENSATION COMMITTEE

     The Human Resource Committee of the Board of Directors is responsible for establishing management compensation policies and procedures to be reflected in the Compensation Program offered to the Executive Officers of the Company and Savings Bank. During the 2001 fiscal year, the members of the Committee met five times.

     The members of the Human Resource Committee of both the Company and the Savings Bank are identical and no member of the Committee is an employee of the Company or any subsidiary. The Human Resource Committee of the Company has exclusive jurisdiction over the administration and grants relating to all stock option plans and/or management recognition plans. The Committee uses outside consultants, market studies and published compensation data as a resource in establishing a competitive compensation program.

      The Committee considers several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of the bank, efficiency ratios, growth, successful stock repurchase plan, satisfactory regulatory examinations, and market value of the Company. The Committee also administers a broad-based incentive bonus plan which is based on, among other factors, the earnings per share growth and the return on average equity of the Company.

     The Committee has sought to design a compensation program in which a significant portion of the compensation paid to senior management (including the Company's President and Chief Executive Officer) be performance driven and incentive-based. It is through this process that the Company is able to compete for and retain qualified management personnel who are critical to the Company's long-term success while aligning the interests of those managers with the long-term interests of the Company's shareholders.



                                        Al W. Beacham, M.D.
                                        Thomas S. Ortego
                                        Don J. O'Rourke, Sr


                       REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the Company's independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2001 for filing with the Securities and Exchange Commission.



                                        Kaliste J. Saloom, Jr.
                                        Thomas S. Ortego
                                        Don J. O'Rourke, Sr.

Performance Graph

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, since the Company's initial public offering of its Common Stock on July 16, 1996 with (i) the SNL Securities Thrift Index ($250 million to $500 million), (ii) the SNL Bank Index (under $500 million) and (iii) Standard and Poor's 500 Index.

                           ACADIANA BANCSHARES, INC.

                      [Total Return on Performance* Graph]

                                                              Period Ending
                                     ---------------------------------------------------------------
Index                                12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
----------------------------------------------------------------------------------------------------
Acadiana Bancshares, Inc.            $100.00    $160.01    $122.50    $141.21    $134.50    $178.26
S&P 500                               100.00     133.37     171.44     207.52     188.62     166.22
SNL <$500M Bank Index                 100.00     169.46     147.10     172.91     192.73     274.15
SNL $250M-$500M Thrift Index          100.00     170.47     155.65     144.08     138.99     192.27

____________________

*    Source: SNL Securities LC

                PROPOSAL TO ADOPT THE 2002 STOCK OPTION PLAN

General

     The Board of Directors has adopted the 2002 Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Option Plan provides for the annual grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights based upon performance goals (collectively "Awards"). Awards will be available for grant to officers and key employees of the Company and any subsidiaries.

Description of the Option Plan

     The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

     Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors.

     Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock or by withholding some of the shares of Common Stock which are being purchased and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal the fair market value of a share of Common Stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or the fair market value of a share of Common Stock on the date the option is granted.

     All options granted to participants under the Option Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the Board of Directors or the Committee at the time of grant. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment with the Company is terminated for any reason other than his death, disability, retirement or change in control of the Company. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with the Company or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full upon a change in control of the Company, as defined in the Option Plan.

     Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the employee's employment terminated, unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have one year following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or terminates employment as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

     Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

     Payment for shares purchased upon the exercise of options may be made
(i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations,
(iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

     Stock Appreciation Rights.  Under the Option Plan, the Board of
Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

     Number of Shares Covered by the Option Plan. A total of 100,000 shares of Common Stock, which is equal to approximately 8.4% of the issued and outstanding Common Stock, has been reserved for future issuance pursuant to the Option Plan. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

     Amendment and Termination of the Option Plan. The Board of Directors may at any time terminate or amend the Option Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Option Plan except as specifically authorized by the plan.

      Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from January 30, 2002, the date that the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

     Awards to be Granted. The Company has made no determination as of the date hereof as to the timing or recipients of grants of Awards under the Option Plan.

     Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Option Plan.

     Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

     Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

     Treasury regulations provide that compensation attributable to a stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant. The Certification Requirement is not necessary if these other requirements are satisfied.

     The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other compensation, may not be fully deductible unless the grant or vesting of such other compensation is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period.

Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     Stockholder Approval. No awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder ratification of the Option Plan will also satisfy the American Stock Exchange listing and federal tax requirements.

The Board of Directors recommends that shareholders vote FOR adoption of the 2002 Stock Option Plan.


                  RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Castaing, Hussey & Lolan, LLC, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Castaing, Hussey & Lolan, LLC that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Castaing, Hussey & Lolan, LLC will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Castaing, Hussey & Lolan, LLC as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by Castaing, Hussey & Lolan, LLC is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services, including the completion of the Company's corporate tax returns, in 2001. The Audit Committee believes that Castaing, Hussey & Lolan, LLC's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

     The aggregate amount of fees billed by Castaing, Hussey & Lolan, LLC for its audit of the Company's annual financial statements for 2001 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the 1934 Act during 2001 was $49,276.

Financial Information Systems Design and Implementation

     The Company did not engage or pay any fees to Castaing, Hussey & Lolan, LLC with respect to the provision of financial information systems design and implementation services during 2001.

All Other Fees

     The aggregate amount of fees billed by Castaing, Hussey & Lolan, LLC for all other services rendered to the Company during 2001 was $21,670. These services consisted primarily of preparing federal and state income tax returns and other tax-related services and reviews of quarterly and annual reports under the 1934 Act.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Castaing, Hussey & Lolan, LLC as independent auditors for the fiscal year ending December 31, 2002.

                            STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2003, must be received at the principal executive offices of the Company, 200 West Congress Street, Lafayette, Louisiana 70501, Attention: Corporate Secretary, no later than November 23, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of the Company's Articles, which provides that the stockholder must give timely notice thereof in writing to the Secretary of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's capital stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have). To be timely with respect to the annual meeting of stockholders scheduled to be held in April 2003, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no later than January 25, 2003.

                               ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K (without exhibits) for fiscal 2001 required to be filed with the Commission under the 1934 Act. In addition, upon written request, the Company will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers the Company's reasonable expenses in furnishing such exhibits. Such written requests should be directed to Donna H. Domec, Corporate Secretary, Acadiana Bancshares, Inc., 200 West Congress Street, Lafayette, Louisiana 70501. The Form 10-K is not part of the proxy solicitation materials.

                               OTHER MATTERS

     Management is not aware of any business to come before the Annual
Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company.
The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Jerry Reaux

                              Jerry Reaux
                              Chairman of the Board,
                              President and Chief Executive Officer


Lafayette, Louisiana
March 22, 2002

                                                                   Appendix A

                         ACADIANA BANCSHARES, INC.
                          2002 STOCK OPTION PLAN


                                 ARTICLE I
                         ESTABLISHMENT OF THE PLAN

     Acadiana Banschares, Inc. (the "Corporation") hereby establishes this 2002 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                 ARTICLE II
                            PURPOSE OF THE PLAN

     The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                ARTICLE III
                                DEFINITIONS

     3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

     3.02 "Bank" means LBA Savings Bank, the wholly owned subsidiary of the Corporation.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or any stock-based benefit plan of the Corporation or the Bank, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or
(ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a non-employee director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

     3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.



     3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.09 "Effective Date" means the day upon which the Board approves this Plan.

     3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

     3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

     3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

     3.14 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.15 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.16 "Option" means a right granted under this Plan to purchase Common
Stock.

     3.17 "Optionee" means an Employee or former Employee to whom an Option is granted under the Plan.

     3.18 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's qualified retirement plan, if such individual were a participant in that plan.

     3.19 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.10.

     3.20 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.


                                    A-2



                                 ARTICLE IV
                        ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof,
(ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

     4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a non-employee director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

     4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

     4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

                                    A-3



     4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                 ARTICLE V
                                ELIGIBILITY

     Awards may be granted to such Employees as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees.


                                 ARTICLE VI
                      COMMON STOCK COVERED BY THE PLAN

     6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 100,000. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

     6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.


                                ARTICLE VII
                              DETERMINATION OF
                       AWARDS, NUMBER OF SHARES, ETC.

     The Board or the Committee shall, in its discretion, determine from time to time which Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each Optionee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.


                                ARTICLE VIII
                   OPTIONS AND STOCK APPRECIATION RIGHTS

     Each Option granted hereunder shall be on the following terms and conditions:

     8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

                                    A-4



     8.02 Option Exercise Price.

          (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

          (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the greater of (i) the par value or (ii) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

     8.03  Vesting and Exercise of Options.

          (a) General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or a Change in Control of the Corporation. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

          (b) Accelerated Vesting. Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company because of his death, Disability or Retirement. In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation.

     8.04  Duration of Options.

          (a) Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) months after the date on which the Employee ceases to be employed by Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service to a period not exceeding five (5) years.

          (b) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise such Options.

     Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee terminates his employment with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

     If an Optionee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

                                    A-5



     In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

     8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

     8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

     8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

          (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

          (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                                    A-6



          (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

     8.10 Stock Appreciation Rights.

          (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

     The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section
8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

          (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

          (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

          (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

          (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                    A-7



                                 ARTICLE IX
                      ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.


                                 ARTICLE X
                   AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.


                                 ARTICLE XI
                             EMPLOYMENT RIGHTS

     Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in such capacity.


                                ARTICLE XII
                                WITHHOLDING

     12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

     12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                    A-8



                                ARTICLE XIII
                      EFFECTIVE DATE OF THE PLAN; TERM

     13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

     13.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                ARTICLE XIV
                            STOCKHOLDER APPROVAL

     The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of Section 422 of the Code and regulations thereunder and the requirements of American Stock Exchange.


                                 ARTICLE XV
                               MISCELLANEOUS

     15.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

     15.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.












                                    A-9



                              REVOCABLE PROXY
                         ACADIANA BANCSHARES, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ACADIANA BANCSHARES, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2002 AND AT ANY ADJOURNMENT THEREOF.

    The undersigned, being a stockholder of Acadiana Bancshares, Inc. ("Company") as of March 8, 2002, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Les Saisons Room at A' La Carte, located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 24, 2002 at 2:00 p.m., Central Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ]   FOR all nominees listed below      [ ]  WITHHOLD
          (except as marked to the
          contrary below)

    Nominees for three-year term expiring in 2005:

    Jerry Reaux and John H. DeJean.

Note: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below.

____________________________________

2.  PROPOSAL to adopt the Acadiana Bancshares, Inc. 2002 Stock Option Plan.

    [ ]  FOR            [ ]  AGAINST         [ ]  ABSTAIN

3. PROPOSAL to ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2002.

    [ ]  FOR            [ ]  AGAINST         [ ]  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



     Shares of the Company's Common Stock will be voted as specified. If returned but not otherwise specified, this proxy will be voted for the election of the board of directors' nominees to the board of directors, for adoption of the Option Plan in proposal 2, for ratification of the Company's independent auditors in proposal 3, and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the annual meeting.




Date________________________




                      ______________________     _____________________________
                      Stockholder sign above     Co-holder (if any) sign above







______________________________________________________________________________
    Detach above card, sign, date and mail in postage paid envelope provided.

                          ACADIANA BANCSHARES, INC.

______________________________________________________________________________

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                      PLEASE MARK, SIGN, DATE AND RETURN
______________________________________________________________________________






                       ESOP VOTING INSTRUCTION BALLOT
                          ACADIANA BANCSHARES, INC.


    The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the ESOP as of March 8, 2002 at the Annual Meeting of Shareholders to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 24, 2002, at 2:00 p.m., Central Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ]   FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY
          (except as marked to the                to vote for all
          contrary below)                         nominees listed below

Nominees for three-year term expiring in 2005: Jerry Reaux and John H. DeJean.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

______________________________

2.  PROPOSAL to adopt the Acadiana Bancshares, Inc. 2002 Stock Option Plan.

    [ ]  FOR            [ ]  AGAINST         [ ]  ABSTAIN

3. PROPOSAL to ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2002.

    [ ]  FOR            [ ]  AGAINST         [ ]  ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:___________________,2002



                                            _______________________________
                                            Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Director's nominees for director and for Proposals 2 and 3. If you do not return this card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the ESOP are voted.



                                [LETTERHEAD]




                                                                March 22, 2002


To:  Participants in the Company's Employee Stock Ownership Plan


     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Acadiana Bancshares, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account pursuant to the Company's Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the ESOP. The Plan Administrators will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as all allocated shares under the ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                                        Sincerely,

                                        /s/ Jerry Reaux

                                        Jerry Reaux
                                        Chairman of the Board,
                                        President and Chief Executive Officer













                 RECOGNITION PLAN VOTING INSTRUCTION BALLOT
                         ACADIANA BANCSHARES, INC.

The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trust ("Recognition Plan") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plan to the undersigned as of March 8, 2002 at the Annual Meeting of Shareholders to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 24, 2002, at 2:00 p.m., Central Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ]   FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY
          (except as marked to the                to vote for all
          contrary below)                         nominees listed below

Nominees for three-year term expiring in 2005: Jerry Reaux and John H. DeJean.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

______________________________

2.  PROPOSAL to adopt the Acadiana Bancshares, Inc. 2002 Stock Option Plan.

    [ ]  FOR            [ ]  AGAINST         [ ]  ABSTAIN

3. PROPOSAL to ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2002.

    [ ]  FOR            [ ]  AGAINST         [ ]  ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:___________________,2002



                                            _______________________________
                                            Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposals 2 and 3. If you do not return this card, your shares will not be voted.



                                [LETTERHEAD]




                                                                March 22, 2002


To: Persons Granted Restricted Stock Under the Company's Recognition and
    Retention Plan

    As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Acadiana Bancshares, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Recognition and Retention Plan and Trust ("Recognition Plan") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustee of the Recognition Plan for the purpose of having those shares voted by the Trustee.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                        Sincerely,

                                        /s/ Jerry Reaux

                                        Jerry Reaux
                                        Chairman of the Board,
                                        President and Chief Executive Officer







                    401(k) PLAN VOTING INSTRUCTION BALLOT
                          ACADIANA BANCSHARES, INC.

     The undersigned hereby instructs the Trustee of the 401(k) Profit
Sharing Plan (the "401(k) Plan") of Acadiana Bancshares, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the 401(k) Plan as of March 8, 2002 at the Annual Meeting of Stockholders to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 24, 2002, at 2:00 p.m., Central Time, and any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    [ ]   FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY
          (except as marked to the                to vote for all
          contrary below)                         nominees listed below

Nominees for three-year term expiring in 2005: Jerry Reaux and John H. DeJean.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

______________________________

2.  PROPOSAL to adopt the Acadiana Bancshares, Inc. 2002 Stock Option Plan.

    [ ]  FOR            [ ]  AGAINST         [ ]  ABSTAIN

3. PROPOSAL to ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, LLC as the Company's independent auditors for the fiscal year ending December 31, 2002.

    [ ]  FOR            [ ]  AGAINST         [ ]  ABSTAIN

4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:___________________,2002



                                            _______________________________
                                            Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Director's nominees for director and for Proposals 2 and 3. If you do not return this Card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the 401(k) Plan are voted.





                                [LETTERHEAD]






                                                                March 22, 2002


To: Participants in the 401(k) Profit Sharing Plan

    As described in the attached materials, your proxy as a stockholder of Acadiana Bancshares, Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the 401(k) Profit Sharing Plan (the "401(k) Plan") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k) Plan are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to your account under the 401(k) Plan. You will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

                                        Sincerely,

                                        /s/ Jerry Reaux

                                        Jerry Reaux
                                        Chairman of the Board,
                                        President and Chief Executive Officer